UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              September 14, 2004

Affiliated Managers Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure

On September 14, 2004, Affiliated Managers Group, Inc. (“AMG”), an asset management holding company, and TimesSquare Capital Management, Inc. (“TSCM”), an investment management unit of CIGNA Corporation, announced that they had reached a definitive agreement for AMG and the management team of TSCM’s growth equity investment advisory business to acquire the growth equity business of TSCM.  After the transaction, the growth equity business will be operated through a new company, TimesSquare Capital Management, LLC (“TimesSquare”) with AMG holding an approximately 60% interest in the firm and the management team of TimesSquare holding the remaining approximately 40% of the firm, and responsible for directing the day-to-day operations of the business as an independent AMG Affiliate.

TSCM’s highly regarded equity business includes growth-oriented small and mid-cap investment products, with a total of approximately $5.0 billion in assets under management for approximately 90 institutional clients, including public and corporate pension funds, endowments and foundations, and Taft-Hartley retirement plans.  The equity investment team at TSCM employs a proprietary fundamental research process for identifying superior growth companies, with an emphasis on the assessment of management quality and an in-depth understanding of the underlying business models, to build diversified portfolios of stocks that seek to generate excellent risk-adjusted returns.

The terms of the transaction, which is expected to close upon receipt of customary approvals, were not disclosed.  The firm’s senior management have entered into long-term agreements with the firm and AMG.

ITEM 9.01             Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

99.1*	Press Release issued September 14, 2004.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: September 14, 2004
	By:	/s/ Darrell W. Crate
		Name:	Darrell W. Crate
		Title:	Chief Financial Officer, Executive Vice President and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued September 14, 2004.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.